MERRILL LYNCH
                                  MINNESOTA
                                  MUNICIPAL
                                  BOND FUND

                               [GRAPHIC OMITTED]

                         STRATEGIC
                                  Performance

                                  Annual Report
                                  July 31, 2000

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 2000

TO OUR SHAREHOLDERS

The Municipal Market Environment

During the six months ended July 31, 2000, US domestic economic growth remained robust. After growing at a 4.2% annual rate in 1999, US domestic economic growth expanded at a 4.8% rate during the first quarter of 2000 and at a 5.2% rate during the second quarter. However, despite these significant growth rates, few price measure indicators have shown any meaningful signs of future price pressures at the consumer level, despite the lowest unemployment rates since 1970. With few signs of any economic slowdown, the Federal Reserve Board continued to raise short-term interest rates in February, March and May 2000. The Federal Reserve Board cited both the continued growth of US employment and the continued strength of US equity markets as reasons for attempting to moderate US economic growth before inflationary price pressures can occur.

However, since then fixed-income markets have largely ignored strong economic fundamentals and concentrated upon very positive technical supply factors. Declining bond issuance--both current, and more importantly, expected future issuance--helped push bond yields lower into mid-April 2000. In late January and early February 2000, the US Treasury announced its intention to reduce the amounts to be auctioned in the quarterly Treasury note and bond auctions. Furthermore, budgetary surpluses allowed the US Treasury to repurchase outstanding, higher-couponed Treasury issues, primarily in the 15-year and longer maturity sector. Both these actions resulted in significant reduction in the outstanding supply of longer-dated maturity US Treasury debt. Domestic and international investors quickly began to accumulate what was expected to become a scarce commodity and bond prices quickly rose.

By mid-April 2000, US Treasury bond yields had declined more than 80 basis points (0.80%) to 5.67%. During the remainder of the period, US Treasury bond prices were volatile as strong economic reports and investors' concerns of additional moves by the Federal Reserve Board occasionally overshadowed the positive technical position of the long-term US Treasury bond market.

Recently, a number of economic indicators have begun to suggest that the actions taken by the Federal Reserve Board in 1999 and early 2000 have started to affect US economic growth. Both new home sales and consumer spending have slowed, suggesting that economic growth may subside into a 4%-4.5% range by late 2000. In our opinion, this range of growth was targeted by the Federal Reserve Board as being sustainable, given current productivity measures, without endangering the present benign inflationary environment.

By June, investor focus returned to the dwindling supply of long-term US Treasury securities and bond prices generally rose for the remainder of the period. The decline in long-term US Treasury bond yields resulted in an inverted yield curve as short-term and intermediate-term interest rates did not fall proportionately to long-term interest rates as the Federal Reserve Board was expected to continue to raise short-term interest rates. The current inversion has had as much to do with debt reduction and US Treasury buybacks as with investor expectations of slower economic growth. During the last six months, US Treasury bond yields have declined more than 70 basis points to end the period at 5.78%, their lowest monthly closing level since May 1999.

Tax-exempt bond yields also have declined in recent months. The decline has largely been in response to the rally in US Treasury securities, as well as a continued positive technical supply environment. States such as California and Maryland have announced that their large current and anticipated future budget surpluses will permit the cancellation or postponement of expected bond issuance. Additionally, some issuers have also initiated tenders to repurchase existing debt, reducing the supply of tax-exempt bonds in the secondary market as well. Given the decline in available long-term US Treasury securities, some investors who need longer maturity investment vehicles have begun to consider long-term municipal bonds as potential substitutes. This has further strengthened the overall positive technical position of the tax-exempt market. During the last six months, long-term municipal revenue bond yields have declined nearly 50 basis points to 5.85%, their lowest level since late August 1999, as measured by the Bond Buyer Revenue Bond Index.

The relative underperformance of the municipal bond market in recent months has been especially disappointing given the strong technical position the

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 2000

tax-exempt bond market has enjoyed. The issuance of long-term tax-exempt securities has dramatically declined. During the last year, almost $200 billion in new long-term municipal securities was issued, a decline of almost 20% compared to the same period a year earlier. For the six months ended July 31, 2000, approximately $100 billion in new tax-exempt bonds was underwritten, a decline of 17% compared to the same period in 1999.

Although investors received more than $45 billion in coupon payments, bond maturities and the proceeds from early bond redemptions during June and July, overall investor demand has diminished. Long-term municipal bond mutual funds have seen consistent outflows in recent months as the yields of individual securities have risen faster than those of larger, more diverse mutual funds. Thus far this year, tax-exempt mutual funds have had net redemptions of more than $12 billion.

However, the rate at which these redemptions have been occurring has slowed in recent months. Recent US equity market volatility, especially in the NASDAQ, has reduced some investor interest in the stock market. This investor interest, especially earlier this year, had been siphoning away demand for municipal bonds by retail investors. Also, the demand from property and casualty companies is expected to increase in the coming months. These firms are becoming more profitable after experiencing losses in the past few years resulting from a series of weather-related natural disasters. Yet as positive as the tax-exempt bond market's technical environment has been for much of this year, investor response to the reduction in both current and future supply of US Treasury bonds has been overwhelmingly positive and municipal bond yields have underperformed their taxable counterparts.

Significantly lower municipal bond yields are still likely to require weaker US employment growth and consumer spending. The actions taken in recent months by the Federal Reserve Board should eventually slow US economic growth. Recent declines in US new home sales are perhaps the first sign that consumer spending is being slowed by higher interest rates. Until further signs develop, it is likely that the municipal bond market's current favorable technical position will dampen significant tax-exempt interest rate volatility and provide a stable environment for eventual improvement in municipal bond prices.

Fiscal Year in Review

We entered the fiscal year ended July 31, 2000 in a defensive position in response to heightened economic growth and inflationary fears. During the first six months of the fiscal year, we initially retained our defensive position toward the municipal bond market, then gradually shifted to a neutral stance. We accomplished this shift by investing the majority of the Fund's cash reserve and by purchasing bonds with longer maturities in exchange for bonds with shorter maturities. Our goal in this shift of strategy was to both enhance shareholder income and to take advantage of the highest absolute municipal yields since the spring of 1997. During the last six months, we maintained our neutral investment position and fully invested status for the majority of the period. We found it prudent to maintain this position in anticipation of clearer signs regarding future economic growth and inflation expectations. Our shift in strategy to a neutral stance from a defensive one aided the Fund's performance during the last six months as municipal yields declined in conjunction with the US Treasury market.

During the fiscal year, the Fund's investment restructuring was somewhat inhibited by a lack of municipal bond issuance. Minnesota municipal issuance declined 8% from year ago levels. While the lack of supply may have aided in keeping the prices of Minnesota municipal bonds relatively firm, it also limited our options of coupon structuring, issuer diversification and call protection. We continually monitor the call protection, credit quality, coupon structuring and diversification of the Fund in an effort to provide optimal performance. The decline in new municipal bond issuance can be traced, in part, to the strong fiscal performance of municipal entities at most levels of government.

Our strategy throughout the period resulted in above-average total returns of +3.45%, +3.03%, +2.92% and +3.45% for the Fund's Class A, Class B, Class C and Class D Shares, respectively, for the year ended July 31, 2000. This compares to the Lipper Analytical Services, Inc. average total return of +1.71% for similar Minnesota municipal tax-exempt funds for the same 12-month period. (Investment results shown do not reflect sales charges and would be lower if sales charges were included. For complete performance information, see pages 4 and 5 of this report to shareholders.) Looking ahead, we intend to remain fully invested in the municipal market in an effort to enhance shareholder

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 2000

income. We will be looking for opportunities provided by new Minnesota municipal issuance to enhance the Fund's call protection and issuer diversification. We will also consider taking a more aggressive investment stance should the economic indicators continue to point to a cooling of growth and a more stable inflation environment.

In Conclusion

We appreciate your ongoing interest in Merrill Lynch Minnesota Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Trustee


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Michael Kalinoski

Michael Kalinoski
Vice President and
Portfolio Manager

September 1, 2000

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 2000

PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing(SM) System, which offers four pricing alternatives:

o Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

o Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders. The Fund's Investment Adviser voluntarily waived a portion of its management fee. Without such waiver, the Fund's performance would have been lower.

Average Annual Total Return

                                              % Return Without   % Return With
                                                Sales Charge      Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/00                              +2.47%            -1.63%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                            +5.02             +4.17
--------------------------------------------------------------------------------
Inception (3/27/92)
through 6/30/00                                     +5.88             +5.35
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                               % Return              % Return
                                             Without CDSC            With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/00                         +1.95%                  -1.94%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                       +4.49                   +4.49
--------------------------------------------------------------------------------
Inception (3/27/92)
through 6/30/00                                +5.34                   +5.34
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after 4 years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                % Return             % Return
                                              Without CDSC           With CDSC**
================================================================================
Class C Shares*
--------------------------------------------------------------------------------
One Year Ended 6/30/00                            +1.85%              +0.87%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                          +4.38               +4.38
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/00                                   +5.03               +5.03
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after 1 year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                         % Return Without        % Return With
                                           Sales Charge           Sales Charge**
================================================================================
Class D Shares*
--------------------------------------------------------------------------------
One Year Ended 6/30/00                       +2.37%                  -1.72%
--------------------------------------------------------------------------------
Five Years Ended 6/30/00                     +4.94                   +4.08
--------------------------------------------------------------------------------
Inception (10/21/94)
through 6/30/00                              +5.59                   +4.84
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 2000

PERFORMANCE DATA (concluded)

Total Return Based on a $10,000 Investment

Total Return Based on a $10,000 Investment--Class A Shares and Class B Shares

A line graph depicting the growth of an investment in the Fund's Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                       3/27/92**     7/00
ML Minnesota Municipal Bond Fund+--Class A Shares*      $9,600      $15,569
ML Minnesota Municipal Bond Fund+--Class B Shares*     $10,000      $15,558
Lehman Brothers Municipal Bond Index++                 $10,000      $17,094

Total Return Based on a $10,000 Investment--Class C Shares and Class D Shares

A line graph depicting the growth of an investment in the Fund's Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                                      10/21/94**     7/00
ML Minnesota Municipal Bond Fund+--Class C Shares*     $10,000      $13,389
ML Minnesota Municipal Bond Fund+--Class D Shares*      $9,600      $13,241
Lehman Brothers Municipal Bond Index++                 $10,000      $14,849

* Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
**    Commencement of operations.
+ ML Minnesota Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of Minnesota, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++ This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class B Shares' graph is from 3/31/92 and in the Class C & Class D Shares' graph is from 10/31/94.
      Past performance is not predictive of future performance.

Recent Performance Results*

                                                     6 Month       12 Month     Since Inception   Standardized
As of July 31, 2000                               Total Return   Total Return    Total Return     30-Day Yield
==============================================================================================================
ML Minnesota Municipal Bond Fund Class A Shares     +6.11%          +3.45%          +62.16%          4.73%
==============================================================================================================
ML Minnesota Municipal Bond Fund Class B Shares     +5.84           +3.03           +55.58           4.42
==============================================================================================================
ML Minnesota Municipal Bond Fund Class C Shares     +5.78           +2.92           +33.89           4.31
==============================================================================================================
ML Minnesota Municipal Bond Fund Class D Shares     +6.05           +3.45           +37.92           4.63
==============================================================================================================

* Investment results shown do not reflect sales charges; results would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's since inception dates are from 3/27/92 for Class A & Class B Shares and from 10/21/94 for Class C & Class D Shares.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 2000

SCHEDULE OF INVESTMENTS                                           (in Thousands)

S&P       Moody's     Face
Ratings   Ratings    Amount                                               Issue                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota--102.9%
AA-       Aa3        $1,750    Anoka County, Minnesota, Solid Waste Disposal Revenue Bonds (Natural Rural Utilities),
                               AMT, Series A, 6.95% due 12/01/2008                                                          $ 1,797
-----------------------------------------------------------------------------------------------------------------------------------
A1+       NR*         1,700    Beltrami County, Minnesota, Environmental Control Revenue Refunding Bonds
                               (Northwood Panelboard Co. Project), VRDN, 4.25% due 12/01/2021 (f)                             1,700
-----------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa           525    Bemidji, Minnesota, Lease Revenue Bonds (Minnesota State Bureau of Criminal
                               Apprehension), 5.70% due 12/01/2017 (d)                                                          532
-----------------------------------------------------------------------------------------------------------------------------------
BBB+      NR*         1,000    Cloquet, Minnesota, PCR, Refunding (Potlatch Corporation Projects), 5.90% due 10/01/2026         913
-----------------------------------------------------------------------------------------------------------------------------------
AAA       NR*         3,530    Coon Rapids, Minnesota, M/F Housing Revenue Refunding Bonds (Browns Meadow), AMT,
                               6.85% due 8/01/2033 (b)                                                                        3,622
-----------------------------------------------------------------------------------------------------------------------------------
NR*       Aa1           500    Hutchinson, Minnesota, Independent School District No. 423, GO, Series A,
                               5.85% due 2/01/2018                                                                              511
-----------------------------------------------------------------------------------------------------------------------------------
                               Minneapolis and St. Paul, Minnesota, Housing and Redevelopment Authority, Health Care System
                               Revenue Refunding Bonds:
A1+       VMIG1@        500      (Children's Health Care), VRDN, Series B, 4.25% due 8/15/2025 (c)(f)                           500
BBB+      Baa1        1,050      (Group Health Plan Inc. Project), 6.90% due 10/15/2022                                       1,031
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         2,000    Minneapolis and Saint Paul, Minnesota, Metropolitan Airports Commission, Airport Revenue
                               Bonds, Series A, 5% due 1/01/2030 (a)                                                          1,794
-----------------------------------------------------------------------------------------------------------------------------------
AA+       Aa1         1,000    Minneapolis, Minnesota, COP (Special School District No. 001), 5.75% due 2/01/2014             1,029
-----------------------------------------------------------------------------------------------------------------------------------
A         NR*           485    Minneapolis, Minnesota, Community Development Agency, M/F Housing Revenue Bonds
                               (Riverside Homes Project), AMT, 6.20% due 9/01/2029                                              466
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Minneapolis, Minnesota, Sales Tax Refunding Bonds, GO, 6.25% due 4/01/2012                     1,044
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,500    Minneapolis, Minnesota, Tax Increment, GO, Series B, 5.125% due 12/01/2024                     1,413
-----------------------------------------------------------------------------------------------------------------------------------
A         A2            500    Minnesota Agriculture and Economic Development Board Revenue Bonds (Fairview Health
                               Care System), Series A, 6.375% due 11/15/2022                                                    507
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Minnesota Agriculture and Economic Development Board, Revenue Refunding Bonds
                               (Evangelical Lutheran Project), 5% due 12/01/2023 (a)                                            910
-----------------------------------------------------------------------------------------------------------------------------------
                               Minnesota State, HFA, S/F Mortgage Revenue Bonds:
AA+       Aa1           315      AMT, Series C, 5.30% due 7/01/2025                                                             322
AA+       Aa1         1,165      AMT, Series E, 6.85% due 1/01/2024                                                           1,196
AA+       Aa1         1,050      AMT, Series L, 6.70% due 7/01/2020                                                           1,083
AA+       Aa1           560      Series A, 6.95% due 7/01/2016                                                                  578
AA+       Aa1         1,345      Series D-1, 6.50% due 1/01/2017                                                              1,371
-----------------------------------------------------------------------------------------------------------------------------------

PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch Minnesota Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT  Alternative Minimum Tax (subject to)
COP  Certificates of Participation
GO   General Obligation Bonds
HFA  Housing Finance Agency
IDR  Industrial Development Revenue Bonds
IRS  Inverse Rate Securities
M/F  Multi-Family
PCR  Pollution Control Revenue Bonds
S/F  Single-Family
VRDN Variable Rate Demand Notes

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 2000

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

S&P       Moody's     Face
Ratings   Ratings    Amount                                               Issue                                              Value
-----------------------------------------------------------------------------------------------------------------------------------
Minnesota (concluded)
NR*       Baa2       $1,000    Minnesota State Higher Education Facilities Authority, Revenue Refunding Bonds (College
                               at Saint Benedict), Series 4-T, 5.35% due 3/01/2020                                          $   919
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Northern Municipal Power Agency, Minnesota, Electric System Revenue Refunding Bonds,
                               Series B, 4.75% due 1/01/2020 (a)                                                                886
-----------------------------------------------------------------------------------------------------------------------------------
AAA       A3            750    Northfield, Minnesota, College Facility Revenue Refunding Bonds (Saint Olaf College
                               Project), 6.40% due 10/01/2021                                                                   764
-----------------------------------------------------------------------------------------------------------------------------------
AA+       Aaa           500    Ramsey County, Minnesota, GO (Capital Improvement Plan), Series A, 6.25% due 2/01/2010           543
-----------------------------------------------------------------------------------------------------------------------------------
AA+       NR*         2,450    Rochester, Minnesota, Health Care Facilities Revenue Bonds, IRS, Series H,
                               7.256% due 11/15/2015 (e)                                                                      2,554
-----------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         1,000    Saint Cloud, Minnesota, Health Care Revenue Refunding Bonds (Saint Cloud Hospital
                               Obligation Group), Series A, 6.25% due 5/01/2020 (c)                                           1,057
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,000    Saint Francis, Minnesota, Independent School District No. 015, GO, Series A,
                               6.35% due 2/01/2013 (c)                                                                        1,077
-----------------------------------------------------------------------------------------------------------------------------------
AA+       Aa2         1,820    Saint Paul, Minnesota, GO (Tax Increment--Block 39 Project), Series A, 4.75% due 2/01/2019     1,614
-----------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         1,000    Saint Paul, Minnesota, Housing and Redevelopment Authority, M/F Housing Revenue
                               Refunding Bonds (Highland Park Residential LP--Wellington Project), Series A,
                               5% due 8/01/2016 (g)                                                                             917
-----------------------------------------------------------------------------------------------------------------------------------
AA        NR*         1,000    Saint Paul, Minnesota, Housing and Redevelopment Authority, Revenue Refunding Bonds
                               (District Cooling of Saint Paul), Series J, 5.125% due 3/01/2012                                 977
-----------------------------------------------------------------------------------------------------------------------------------
AA+       Aa1         1,060    Saint Paul, Minnesota, Independent School District No. 625, GO, Series A,
                               5.50% due 2/01/2021                                                                            1,048
-----------------------------------------------------------------------------------------------------------------------------------
                               Sartell, Minnesota, Refunding (Champion International Corporation):
BBB+      Baa1          990      IDR, 6.95% due 7/01/2012                                                                     1,022
BBB+      Baa1          665      PCR, 6.95% due 10/01/2012                                                                      694
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa         1,715    Scott County, Minnesota, Housing and Redevelopment Authority, Facility Lease Revenue
                               Bonds (Justice Center Project), 5.50% due 12/01/2015 (a)                                       1,715
-----------------------------------------------------------------------------------------------------------------------------------
AAA       Aaa           260    Southern Minnesota Municipal Power Agency, Power Supply System Revenue Refunding
                               Bonds, Series A, 4.75% due 1/01/2016 (d)                                                         238
-----------------------------------------------------------------------------------------------------------------------------------
AA        NR*         1,500    Waconia, Minnesota, Health Care Facilities Revenue Bonds (Ridgeview Medical Center
                               Project), Series A, 6.125% due 1/01/2029                                                       1,528
-----------------------------------------------------------------------------------------------------------------------------------
NR*       Aaa         1,400    Windom, Minnesota, Independent School District No. 177, GO, 4.75% due 2/01/2024 (c)            1,221
-----------------------------------------------------------------------------------------------------------------------------------
Total Investments (Cost--$40,445)--102.9%                                                                                    41,093
Liabilities in Excess of Other Assets--(2.9%)                                                                                (1,158)
                                                                                                                            -------
Net Assets--100.0%                                                                                                          $39,935
                                                                                                                            =======
-----------------------------------------------------------------------------------------------------------------------------------

(a)   AMBAC Insured.
(b)   FHA Insured.
(c)   FSA Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
(f) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 2000.
(g)   FHLMC Collateralized.
*     Not Rated.
@     Highest short-term rating by Moody's Investors Service, Inc.
Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 2000

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of July 31, 2000

Assets:            Investments, at value (identified cost--$40,445,282) ....                  $ 41,093,273
                   Cash ....................................................                       592,109
                   Interest receivable .....................................                       600,875
                   Prepaid registration fees and other assets ..............                         5,545
                                                                                              ------------
                   Total assets ............................................                    42,291,802
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Liabilities:       Payables:
                     Securities purchased ..................................   $  2,053,526
                     Beneficial interest redeemed ..........................        165,355
                     Dividends to shareholders .............................         34,764
                     Investment adviser ....................................         17,463
                     Distributor ...........................................         13,825      2,284,933
                                                                               ------------
                   Accrued expenses ........................................                        71,399
                                                                                              ------------
                   Total liabilities .......................................                     2,356,332
                                                                                              ------------
----------------------------------------------------------------------------------------------------------
Net Assets:        Net assets ..............................................                  $ 39,935,470
                                                                                              ============
----------------------------------------------------------------------------------------------------------
Net Assets         Class A Shares of beneficial interest, $.10 par value,
Consist of:        unlimited number of shares authorized ...................                  $     40,110
                   Class B Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized ...................                       314,948
                   Class C Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized ...................                        16,190
                   Class D Shares of beneficial interest, $.10 par value,
                   unlimited number of shares authorized ...................                        15,470
                   Paid-in capital in excess of par ........................                    39,235,448
                   Accumulated realized capital losses on investments--net .                      (334,687)
                   Unrealized appreciation on investments--net .............                       647,991
                                                                                              ------------
                   Net assets ..............................................                  $ 39,935,470
                                                                                              ============
----------------------------------------------------------------------------------------------------------
Net Asset Value:   Class A--Based on net assets of $4,141,200 and 401,101
                   shares of beneficial interest outstanding ...............                  $      10.32
                                                                                              ============
                   Class B--Based on net assets of $32,523,656 and 3,149,476
                   shares of beneficial interest outstanding ...............                  $      10.33
                                                                                              ============
                   Class C--Based on net assets of $1,672,059 and 161,895
                   shares of beneficial interest outstanding ...............                  $      10.33
                                                                                              ============
                   Class D--Based on net assets of $1,598,555 and 154,697
                   shares of beneficial interest outstanding ...............                  $      10.33
                                                                                              ============
----------------------------------------------------------------------------------------------------------

                   See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 2000

Statement of Operations

                                                                                        For the Year Ended
                                                                                             July 31, 2000
----------------------------------------------------------------------------------------------------------
Investment Income:    Interest and amortization of premium and discount earned                 $ 2,562,807
----------------------------------------------------------------------------------------------------------
Expenses:             Investment advisory fees ...............................   $   230,897
                      Account maintenance & distribution fees--Class B .......       169,991
                      Professional fees ......................................        78,835
                      Accounting services ....................................        48,518
                      Transfer agent fees--Class B ...........................        14,768
                      Printing and shareholder reports .......................        10,831
                      Account maintenance & distribution fees--Class C .......         9,944
                      Registration fees ......................................         7,888
                      Trustees' fees and expenses ............................         5,217
                      Custodian fees .........................................         4,666
                      Pricing fees ...........................................         3,847
                      Account maintenance fees--Class D ......................         1,798
                      Transfer agent fees--Class A ...........................         1,567
                      Transfer agent fees--Class C ...........................           736
                      Transfer agent fees--Class D ...........................           618
                      Other ..................................................         1,817
                                                                                 -----------
                      Total expenses .........................................                     591,938
                                                                                               -----------
                      Investment income--net .................................                   1,970,869
                                                                                               -----------
----------------------------------------------------------------------------------------------------------
Realized & Unreal-    Realized gain on investments--net ......................                     182,532
ized Gain (Loss) on   Change in unrealized appreciation on investments--net ..                  (1,036,596)
Investments--Net:                                                                              -----------
                      Net Increase in Net Assets Resulting from Operations ...                 $ 1,116,805
                                                                                               ===========
----------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Statements of Changes in Net Assets

                                                                                                    For the Year Ended
                                                                                                         July 31,
                                                                                               ----------------------------
Increase (Decrease) in Net Assets:                                                                 2000            1999
---------------------------------------------------------------------------------------------------------------------------
Operations:           Investment income--net ...............................................   $  1,970,869    $  2,155,066
                      Realized gain on investments--net ....................................        182,532          27,325
                      Change in unrealized appreciation on investments--net ................     (1,036,596)     (1,429,174)
                                                                                               ------------    ------------
                      Net increase in net assets resulting from operations .................      1,116,805         753,217
                                                                                               ------------    ------------
---------------------------------------------------------------------------------------------------------------------------
Dividends to          Investment income--net:
Shareholders:           Class A ............................................................       (232,332)       (342,917)
                        Class B ............................................................     (1,572,900)     (1,671,655)
                        Class C ............................................................        (75,069)        (72,290)
                        Class D ............................................................        (90,568)        (68,204)
                                                                                               ------------    ------------
                      Net decrease in net assets resulting from dividends to shareholders ..     (1,970,869)     (2,155,066)
                                                                                               ------------    ------------
---------------------------------------------------------------------------------------------------------------------------
Beneficial Interest   Net increase (decrease) in net assets derived from beneficial interest
Transactions:         transactions .........................................................     (6,455,015)        490,135
                                                                                               ------------    ------------
---------------------------------------------------------------------------------------------------------------------------
Net Assets:           Total decrease in net assets .........................................     (7,309,079)       (911,714)
                      Beginning of year ....................................................     47,244,549      48,156,263
                                                                                               ------------    ------------
                      End of year ..........................................................   $ 39,935,470    $ 47,244,549
                                                                                               ============    ============
---------------------------------------------------------------------------------------------------------------------------

                      See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 2000

Financial Highlights

                                                                                 Class A
The following per share data and ratios have been derived   --------------------------------------------------
from information provided in the financial statements.                 For the Year Ended July 31,
                                                            --------------------------------------------------
Increase (Decrease) in Net Asset Value:                      2000       1999       1998       1997       1996
--------------------------------------------------------------------------------------------------------------
Per Share          Net asset value, beginning of year ...   $10.50     $10.79     $10.72     $10.28     $10.31
Operating                                                   ------     ------     ------     ------     ------
Performance:       Investment income--net ...............      .52        .52        .54        .53        .54
                   Realized and unrealized gain (loss) on
                   investments--net .....................     (.18)      (.29)       .07        .44       (.03)
                                                            ------     ------     ------     ------     ------
                   Total from investment operations .....      .34        .23        .61        .97        .51
                                                            ------     ------     ------     ------     ------
                   Less dividends and distributions:
                     Investment income--net .............     (.52)      (.52)      (.54)      (.53)      (.54)
                     In excess of realized gain on
                     investments--net ...................       --         --         --+        --         --
                                                            ------     ------     ------     ------     ------
                   Total dividends and distributions ....     (.52)      (.52)      (.54)      (.53)      (.54)
                                                            ------     ------     ------     ------     ------
                   Net asset value, end of year .........   $10.32     $10.50     $10.79     $10.72     $10.28
                                                            ======     ======     ======     ======     ======
--------------------------------------------------------------------------------------------------------------
Total Investment   Based on net asset value per share ...     3.45%      2.08%      5.85%      9.71%      4.98%
Return:*                                                    ======     ======     ======     ======     ======
--------------------------------------------------------------------------------------------------------------
Ratios to Average  Expenses, net of reimbursement .......      .97%      1.02%       .91%       .92%       .84%
Net Assets:                                                 ======     ======     ======     ======     ======
                   Expenses .............................      .97%      1.02%       .91%       .92%       .95%
                                                            ======     ======     ======     ======     ======
                   Investment income--net ...............     5.12%      4.80%      4.98%      5.09%      5.16%
                                                            ======     ======     ======     ======     ======
--------------------------------------------------------------------------------------------------------------
Supplemental       Net assets, end of year (in thousands)   $4,141     $6,067     $6,993     $5,390     $5,884
Data:                                                       ======     ======     ======     ======     ======
                   Portfolio turnover ...................    43.42%     26.09%     56.43%     28.42%     53.99%
                                                            ======     ======     ======     ======     ======
--------------------------------------------------------------------------------------------------------------

* Total investment returns exclude the effects of sales charges.
+ Amount is less than $.01 per share.

  See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 2000

Financial Highlights (continued)

                                                                                     Class B
The following per share data and ratios have been derived    -------------------------------------------------------
from information provided in the financial statements.                     For the Year Ended July 31,
                                                             -------------------------------------------------------
Increase (Decrease) in Net Asset Value:                        2000        1999        1998        1997        1996
--------------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of year ...   $ 10.50     $ 10.79     $ 10.72     $ 10.28     $ 10.31
Operating                                                    -------     -------     -------     -------     -------
Performance:        Investment income--net ...............       .47         .46         .48         .48         .48
                    Realized and unrealized gain (loss) on
                    investments--net .....................      (.17)       (.29)        .07         .44        (.03)
                                                             -------     -------     -------     -------     -------
                    Total from investment operations .....       .30         .17         .55         .92         .45
                                                             -------     -------     -------     -------     -------
                    Less dividends and distributions:
                      Investment income--net .............      (.47)       (.46)       (.48)       (.48)       (.48)
                      In excess of realized gain on
                      investments--net ...................        --          --          --+         --          --
                                                             -------     -------     -------     -------     -------
                    Total dividends and distributions ....      (.47)       (.46)       (.48)       (.48)       (.48)
                                                             -------     -------     -------     -------     -------
                    Net asset value, end of year .........   $ 10.33     $ 10.50     $ 10.79     $ 10.72     $ 10.28
                                                             =======     =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share ...      3.03%       1.56%       5.31%       9.15%       4.44%
Return:*                                                     =======     =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses, net of reimbursement .......      1.47%       1.53%       1.42%       1.43%       1.35%
Net Assets:                                                  =======     =======     =======     =======     =======
                    Expenses .............................      1.47%       1.53%       1.42%       1.43%       1.46%
                                                             =======     =======     =======     =======     =======
                    Investment income--net ...............      4.61%       4.29%       4.47%       4.58%       4.64%
                                                             =======     =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of year (in thousands)   $32,524     $37,507     $38,585     $41,274     $48,696
Data:                                                        =======     =======     =======     =======     =======
                    Portfolio turnover ...................     43.42%      26.09%      56.43%      28.42%      53.99%
                                                             =======     =======     =======     =======     =======
--------------------------------------------------------------------------------------------------------------------

* Total investment returns exclude the effects of sales charges.
+ Amount is less than $.01 per share.

  See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 2000

Financial Highlights (continued)

                                                                                  Class C
The following per share data and ratios have been derived    --------------------------------------------------
from information provided in the financial statements.                  For the Year Ended July 31,
                                                             --------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2000       1999       1998       1997       1996
---------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of year ...   $10.50     $10.80     $10.72     $10.28     $10.31
Operating                                                    ------     ------     ------     ------     ------
Performance:        Investment income--net ...............      .46        .45        .47        .47        .47
                    Realized and unrealized gain (loss) on
                    investments--net .....................     (.17)      (.30)       .08        .44       (.03)
                                                             ------     ------     ------     ------     ------
                    Total from investment operations .....      .29        .15        .55        .91        .44
                                                             ------     ------     ------     ------     ------
                    Less dividends and distributions:
                      Investment income--net .............     (.46)      (.45)      (.47)      (.47)      (.47)
                      In excess of realized gain on
                      investments--net ...................       --         --         --+        --         --
                                                             ------     ------     ------     ------     ------
                    Total dividends and distributions ....     (.46)      (.45)      (.47)      (.47)      (.47)
                                                             ------     ------     ------     ------     ------
                    Net asset value, end of year .........   $10.33     $10.50     $10.80     $10.72     $10.28
                                                             ======     ======     ======     ======     ======
---------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share ...     2.92%      1.37%      5.30%      9.04%      4.33%
Return:*                                                     ======     ======     ======     ======     ======
---------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses, net of reimbursement .......     1.57%      1.63%      1.52%      1.53%      1.48%
Net Assets:                                                  ======     ======     ======     ======     ======
                    Expenses .............................     1.57%      1.63%      1.52%      1.53%      1.57%
                                                             ======     ======     ======     ======     ======
                    Investment income--net ...............     4.52%      4.19%      4.37%      4.48%      4.50%
                                                             ======     ======     ======     ======     ======
---------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of year (in thousands)   $1,672     $1,721     $1,437     $1,201     $1,219
Data:                                                        ======     ======     ======     ======     ======
                    Portfolio turnover ...................    43.42%     26.09%     56.43%     28.42%     53.99%
                                                             ======     ======     ======     ======     ======
---------------------------------------------------------------------------------------------------------------

* Total investment returns exclude the effects of sales charges.
+ Amount is less than $.01 per share.

  See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 2000

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)

                                                                                   Class D
The following per share data and ratios have been derived    --------------------------------------------------
from information provided in the financial statements.                  For the Year Ended July 31,
                                                             --------------------------------------------------
Increase (Decrease) in Net Asset Value:                       2000       1999       1998       1997       1996
---------------------------------------------------------------------------------------------------------------
Per Share           Net asset value, beginning of year ...   $10.50     $10.80     $10.73     $10.28     $10.31
Operating                                                    ------     ------     ------     ------     ------
Performance:        Investment income--net ...............      .51        .51        .53        .52        .53
                    Realized and unrealized gain (loss) on
                    investments--net .....................     (.17)      (.30)       .07        .45       (.03)
                                                             ------     ------     ------     ------     ------
                    Total from investment operations .....      .34        .21        .60        .97        .50
                                                             ------     ------     ------     ------     ------
                    Less dividends and distributions:
                      Investment income--net .............     (.51)      (.51)      (.53)      (.52)      (.53)
                      In excess of realized gain on
                      investments--net ...................       --         --         --+        --         --
                                                             ------     ------     ------     ------     ------
                    Total dividends and distributions ....     (.51)      (.51)      (.53)      (.52)      (.53)
                                                             ------     ------     ------     ------     ------
                    Net asset value, end of year .........   $10.33     $10.50     $10.80     $10.73     $10.28
                                                             ======     ======     ======     ======     ======
---------------------------------------------------------------------------------------------------------------
Total Investment    Based on net asset value per share ...     3.45%      1.88%      5.74%      9.70%      4.88%
Return:*                                                     ======     ======     ======     ======     ======
---------------------------------------------------------------------------------------------------------------
Ratios to Average   Expenses, net of reimbursement .......     1.07%      1.13%      1.01%      1.02%       .94%
Net Assets:                                                  ======     ======     ======     ======     ======
                    Expenses .............................     1.07%      1.13%      1.01%      1.02%      1.05%
                                                             ======     ======     ======     ======     ======
                    Investment income--net ...............     5.02%      4.69%      4.88%      4.99%      5.05%
                                                             ======     ======     ======     ======     ======
---------------------------------------------------------------------------------------------------------------
Supplemental        Net assets, end of year (in thousands)   $1,598     $1,950     $1,141     $  924     $  684
Data:                                                        ======     ======     ======     ======     ======
                    Portfolio turnover ...................    43.42%     26.09%     56.43%     28.42%     53.99%
                                                             ======     ======     ======     ======     ======
---------------------------------------------------------------------------------------------------------------

* Total investment returns exclude the effects of sales charges.
+ Amount is less than $.01 per share.

  See Notes to Financial Statements.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 2000

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch Minnesota Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund offers four classes of shares under the Merrill Lynch Select Pricing(SM) System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 2000

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: .55% of the Fund's average daily net assets not exceeding $500 million; .525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

--------------------------------------------------------------------------------
                                                       Account      Distribution
                                                   Maintenance Fee       Fee
--------------------------------------------------------------------------------
Class B ..........................................      .25%            .25%
Class C ..........................................      .25%            .35%
Class D ..........................................      .10%             --
--------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 2000, FAMD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

--------------------------------------------------------------------------------
                                                              FAMD        MLPF&S
--------------------------------------------------------------------------------
Class A ..........................................            $ 60        $  625
Class D ..........................................            $157        $1,800
--------------------------------------------------------------------------------

For the year ended July 31, 2000, MLPF&S received contingent deferred sales charges of $20,572 and $1,400 relating to transactions in Class B and Class C Shares, respectively. Furthermore, MLPF&S received contingent deferred sales charges of $4,912 relating to transactions subject to front-end sales charge waivers in Class D Shares.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, FAMD, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 2000 were $17,464,507 and $22,531,083, respectively.

Net realized gains (losses) for the year ended July 31, 2000 and net unrealized gains as of July 31, 2000 were as follows:

--------------------------------------------------------------------------------
                                                       Realized       Unrealized
                                                    Gains (Losses)       Gains
--------------------------------------------------------------------------------
Long-term investments ............................    $   230,057     $  647,991
Financial futures contracts ......................        (47,525)            --
                                                      -----------     ----------
Total ............................................    $   182,532     $  647,991
                                                      ===========     ==========
--------------------------------------------------------------------------------

As of July 31, 2000, net unrealized appreciation for Federal income tax purposes aggregated $647,991, of which $1,108,386 related to appreciated securities and $460,395 related to depreciated securities. The

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 2000

NOTES TO FINANCIAL STATEMENTS (concluded)

aggregate cost of investments at July 31, 2000 for Federal income tax purposes was $40,445,282.

4. Beneficial Interest Transactions:

Net increase (decrease) in net assets derived from beneficial interest transactions was $(6,455,015) and $490,135 for the years July 31, 2000 and July 31, 1999, respectively.

Transactions in shares of beneficial interest for each class were as follows:

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 2000                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ..............................                26,372    $   268,604
Shares issued to shareholders
in reinvestment of dividends .............                11,752        119,534
                                                     -----------    -----------
Total issued .............................                38,124        388,138
Shares redeemed ..........................              (215,094)    (2,208,086)
                                                     -----------    -----------
Net decrease .............................              (176,970)   $(1,819,948)
                                                     ===========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended July 31, 1999                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ..............................                78,157    $   847,710
Shares issued to shareholders
in reinvestment of dividends .............                20,901        225,827
                                                     -----------    -----------
Total issued .............................                99,058      1,073,537
Shares redeemed ..........................              (168,901)    (1,799,858)
                                                     -----------    -----------
Net decrease .............................               (69,843)   $  (726,321)
                                                     ===========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 2000                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ..............................               216,963    $ 2,207,654
Shares issued to shareholders
in reinvestment of dividends .............                78,027        793,481
                                                     -----------    -----------
Total issued .............................               294,990      3,001,135
Automatic conversion
of shares ................................                (6,875)       (69,500)
Shares redeemed ..........................              (711,692)    (7,232,241)
                                                     -----------    -----------
Net decrease .............................              (423,577)   $(4,300,606)
                                                     ===========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended July 31, 1999                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ..............................               407,155    $ 4,417,744
Shares issued to shareholders
in reinvestment of dividends .............                80,842        872,851
                                                     -----------    -----------
Total issued .............................               487,997      5,290,595
Automatic conversion
of shares ................................                (2,809)       (29,925)
Shares redeemed ..........................              (486,652)    (5,247,345)
                                                     -----------    -----------
Net increase (decrease) ..................                (1,464)   $    13,325
                                                     ===========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 2000                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ..............................                38,107    $   386,695
Shares issued to shareholders
in reinvestment of dividends .............                 5,190         52,780
                                                     -----------    -----------
Total issued .............................                43,297        439,475
Shares redeemed ..........................               (45,261)      (460,819)
                                                     -----------    -----------
Net decrease .............................                (1,964)   $   (21,344)
                                                     ===========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended July 31, 1999                                      Shares        Amount
--------------------------------------------------------------------------------

Shares sold ..............................                67,767    $   739,605
Shares issued to shareholders
in reinvestment of dividends .............                 5,147         51,186
                                                     -----------    -----------
Total issued .............................                72,914        790,791
Shares redeemed ..........................               (42,211)      (451,091)
                                                     -----------    -----------
Net increase .............................                30,703    $   339,700
                                                     ===========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 2000                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ..............................               116,085    $ 1,182,236
Automatic conversion
of shares ................................                 6,874         69,500
Shares issued to shareholders
in reinvestment of dividends .............                 3,582         36,457
                                                     -----------    -----------
Total issued .............................               126,541      1,288,193
Shares redeemed ..........................              (157,469)    (1,601,310)
                                                     -----------    -----------
Net decrease .............................               (30,928)   $  (313,117)
                                                     ===========    ===========
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Class D Shares for the Year                                            Dollar
Ended July 31, 1999                                      Shares        Amount
--------------------------------------------------------------------------------
Shares sold ..............................                95,986    $ 1,037,830
Automatic conversion
of shares ................................                 2,806         29,925
Shares issued to shareholders
in reinvestment of dividends .............                 2,507         27,023
                                                     -----------    -----------
Total issued .............................               101,299      1,094,778
Shares redeemed ..........................               (21,307)      (231,347)
                                                     -----------    -----------
Net increase .............................                79,992    $   863,431
                                                     ===========    ===========
--------------------------------------------------------------------------------

5. Short-Term Borrowings:

On December 3, 1999, the Fund, along with certain other funds managed by FAM and its affiliates, entered into a one-year, unsecured $1,000,000,000 credit agreement with The Bank of New York and

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 2000

other lenders. The funds may borrow money for temporary or emergency purposes to meet shareholder redemptions. Each fund may borrow up to the maximum amount allowable under the fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The funds collectively pay a commitment fee of .09% per annum on the available portion of the facility. Amounts borrowed under the facility bear interest at the Federal Funds rate plus .50%. The Fund did not borrow from the facility during the year ended July 31, 2000.

6. Capital Loss Carryforward:

At July 31, 2000, the Fund had a net capital loss carryforward of approximately $100,000, of which $26,000 expires in 2004 and $74,000 expires in 2008. This amount will be available to offset like amounts of any future taxable gains.

INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders, Merrill Lynch Minnesota Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch Minnesota Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2000, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at July 31, 2000 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch Minnesota Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 2000, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
September 5, 2000

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 2000

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch Minnesota Municipal Bond Fund during its taxable year ended July 31, 2000 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, there were no capital gains distributions paid by the Fund during the year.

Please retain this information for your records.

Merrill Lynch Minnesota Municipal Bond Fund                        July 31, 2000

OFFICERS AND TRUSTEES

Terry K. Glenn, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Arthur Zeikel, Trustee
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Michael A. Kalinoski, Vice President
Donald C. Burke, Vice President and Treasurer
Alice A. Pellegrino, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

Merrill Lynch Minnesota
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011                                                          #16187--7/00

[RECYCLE LOGO] Printed on post-consumer recycled paper